                                  SCHEDULE 14A
                                 (RULE 14A-101)
                   INFORMATION REQUIRED IN A PROXY STATEMENT
                            SCHEDULE 14A INFORMATION
     PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES ACT OF 1934

Filed by the Registrant [X]
Filed by a Party other than the Registrant  [  ]
Check the appropriate box:
[ ] Preliminary Proxy Statement    [ ] Confidential, for Use of the Commission
                                       Only (as permitted by Rule 14a-6(e)(2))
[X] Definitive Proxy Statement
[ ] Definitive Additional Materials
[ ] Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

                   Prospect Street High Income Portfolio Inc.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)


--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):
    [X] No fee required.

    [ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

    (1) Title of each class of securities to which transaction applies:
--------------------------------------------------------------------------------
    (2) Aggregate number of securities to which transaction applies:
--------------------------------------------------------------------------------
    (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):
--------------------------------------------------------------------------------
    (4) Proposed maximum aggregate value of transaction:
--------------------------------------------------------------------------------
    (5) Total fee paid:
--------------------------------------------------------------------------------
    [ ] Fee paid previously with preliminary materials
--------------------------------------------------------------------------------
    [ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

    (1) Amount Previously Paid:
--------------------------------------------------------------------------------
    (2) Form, Schedule or Registration Statement No.:
--------------------------------------------------------------------------------
    (3) Filing Party:
--------------------------------------------------------------------------------
    (4) Date Filed:
--------------------------------------------------------------------------------

                  PROSPECT STREET HIGH INCOME PORTFOLIO INC.
                               60 State Street
                         Boston, Massachusetts 02109

                                                             November 15, 1999


Dear Stockholder:


    You are cordially invited to attend the Special Meeting of Stockholders of Prospect Street High Income Portfolio Inc. (the "Fund") to be held at the offices of Mintz, Levin, Cohn, Ferris, Glovsky and Popeo, P.C., One Financial Center, Boston, Massachusetts 02111, on December 17, 1999 at 10:00 a.m. You will have an opportunity to hear a report on the Fund and to discuss other matters of interest to you as a stockholder.

    The Board of Directors is seeking your approval of (i) a new investment advisory agreement between the Fund and Highland Capital Management, L.P. ("Highland Capital") to take effect upon the closing of the acquisition of certain assets of Prospect Street Investment Management Co., Inc. by Highland Capital and (ii) the election of six new directors to the Board of Directors of the Fund, four of whom will be "non-interested persons" within the meaning of the Investment Company Act of 1940, as amended. The current "non-interested" Directors will be continuing as Directors of the Fund.


    Enclosed is a Proxy Statement which outlines the new investment advisory agreement, including the rationale of the Board of Directors for approving the new investment advisory agreement with Highland Capital, as well as a Proxy Card with which you can vote on each of the foregoing matters.

    We hope that you will be able to attend the meeting. Whether or not you plan to attend, please complete, date, sign and mail the enclosed proxy card to assure that your shares are represented at the meeting.

                                        Sincerely,

                                    /s/ C. WILLIAM CAREY

                                        C. WILLIAM CAREY,
                                        Chairman of the Board of Directors

                  PROSPECT STREET HIGH INCOME PORTFOLIO INC.
                               60 STATE STREET
                         BOSTON, MASSACHUSETTS 02109

                        ------------------------------


                  NOTICE OF SPECIAL MEETING OF STOCKHOLDERS
                       TO BE HELD ON DECEMBER 17, 1999


                        ------------------------------


    The Special Meeting of Stockholders (the "Special Meeting") of Prospect Street High Income Portfolio Inc., a Maryland corporation (the "Fund"), will be held at the offices of Mintz, Levin, Cohn, Ferris, Glovsky and Popeo, P.C., One Financial Center, Boston, Massachusetts 02111, on December 17, 1999 at
10:00 a.m., for the following purposes:

        To consider and act upon the approval of a new investment advisory agreement between the Fund and Highland Capital Management, L.P. ("Highland Capital") to take effect upon the closing of an acquisition of certain assets of Prospect Street Investment Management Co., Inc. by Highland Capital; and

        To elect six additional Directors of the Fund to hold office until the next annual meeting of stockholders and until their successors shall have been duly elected and qualified.


        The matters referred to above may be acted upon at the Special Meeting or any adjournment thereof.

    The close of business on November 5, 1999 has been fixed as the record date for the determination of stockholders entitled to notice of, and to vote at, the Special Meeting and any adjournment thereof.

    YOUR VOTE IS IMPORTANT REGARDLESS OF THE SIZE OF YOUR HOLDINGS IN THE FUND. WHETHER OR NOT YOU EXPECT TO BE PRESENT AT THE SPECIAL MEETING, PLEASE COMPLETE AND SIGN THE ENCLOSED PROXY CARD AND RETURN IT PROMPTLY IN THE ENCLOSED ENVELOPE, WHICH NEEDS NO POSTAGE IF MAILED IN THE UNITED STATES. IF YOU DESIRE TO VOTE IN PERSON AT THE MEETING, YOU MAY REVOKE YOUR PROXY.


                                By Order of the Board of Directors

                                KAREN J. THELEN,
                                Secretary

November 15, 1999
Boston, Massachusetts

                  PROSPECT STREET HIGH INCOME PORTFOLIO INC.
                               60 STATE STREET
                         BOSTON, MASSACHUSETTS 02109

                        ------------------------------

                               PROXY STATEMENT
                       SPECIAL MEETING OF STOCKHOLDERS
                              DECEMBER 17, 1999

                        ------------------------------


    This Proxy Statement is furnished in connection with the solicitation of proxies on behalf of the Board of Directors of Prospect Street High Income Portfolio Inc., a Maryland corporation (the "Fund"), for use at the Fund's Special Meeting of Stockholders (the "Special Meeting") to be held at the offices of Mintz, Levin, Cohn, Ferris, Glovsky and Popeo, P.C., One Financial Center, Boston, Massachusetts 02111, on December 17, 1999 at 10:00 a.m., and at any and all adjournments thereof, for the purposes set forth in the accompanying Notice of Special Meeting dated November 15, 1999. The Fund is a registered investment company under the Investment Company Act of 1940, as amended (the "1940 Act").

    This Proxy Statement and the accompanying Notice of Special Meeting and form of proxy will be first sent to stockholders on or about November 15, 1999. The Board of Directors has fixed the close of business on November 5, 1999 as the record date for the determination of stockholders entitled to notice of and to vote at the Special Meeting. As of the record date, 26,649,192 shares of the Fund's Common Stock, $.01 par value per share (the "Common Stock"), were issued and outstanding. As far as is known to the Fund, as of November 5, 1999, no person or entity was the beneficial owner of shares of Common Stock representing more than five percent of the Fund's outstanding shares of Common Stock.


    If the accompanying form of proxy is properly executed and returned in time to be voted at the Special Meeting, the shares covered thereby will be voted in accordance with the instructions marked thereon by the stockholder. Executed proxies that are unmarked will be voted (1) FOR the approval of a new investment advisory agreement (the "New Advisory Agreement") between the Fund and Highland Capital Management, L.P. ("Highland Capital") to take effect upon the closing of an acquisition of certain assets of Prospect Street Investment Management Co., Inc. ("Prospect Management") by Highland Capital (the "Transaction"); and (2) FOR the election of the nominees named herein as Directors of the Fund to hold office together with four continuing Directors (none of whom are affiliates of Prospect Management or Highland Capital). The Board of Directors does not know of any matter to be considered at the Special Meeting other than the matters referred to above. A stockholder may revoke his or her proxy prior to its use by appearing at the Special Meeting and voting in person, by giving written notice of such revocation to the Secretary of the Fund or by returning a subsequently dated proxy.


    Shares of Common Stock representing a majority of the votes entitled to be cast shall constitute a quorum at the Special Meeting. In the event a quorum is not present at the Special Meeting or in the event a quorum is present at the Special Meeting but sufficient votes to approve any of the proposals are not received, the persons named as proxies may propose one or more adjournments of the Special Meeting to permit further solicitation of proxies. Any such adjournment will require the affirmative vote of a majority of those shares present at the Special Meeting in person or by proxy. As described under "Proposal 1 -- Approval of a New Advisory Agreement Which Will Take Effect Upon the Closing of the Prospect Management Assets" and "Proposal 2 -- Election of Directors," each Proposal is contingent upon the approval of the other. Accordingly, no stockholder vote may be taken on only one of the two proposals in this Proxy Statement prior to such adjournment.


    Shares of Common Stock represented by properly executed proxies with respect to which a vote is withheld, an abstention is indicated, or a broker does not vote will be treated as shares that are present and entitled to vote for purposes of determining a quorum. However, under applicable Maryland law, abstentions and broker non-votes will not be treated as having been voted for purposes of determining the approval of Proposal 1 and thus will have the effect of a vote against such Proposal.


    In addition to solicitation of proxies by mail, officers of the Fund and officers and regular employees of Prospect Management, affiliates of Prospect Management or other representatives of the Fund (none of whom will receive additional compensation therefor) may also solicit proxies by telephone, telegraph, mail or in person. The Fund is retaining Corporate Investor Communications, a proxy solicitation firm to assist in the solicitation of proxies. The costs of retaining such firm will be approximately $20,000, and will depend upon the amount and type of services rendered. The first $150,000 of costs of this proxy solicitation and other stockholder meeting-related expenses, including the engagement of a proxy solicitation firm, incurred in connection with preparing this Proxy Statement and its enclosures will be paid by Highland Capital and any amount in excess of $150,000 will be paid by Prospect Management. However, Prospect Management will reimburse Highland Capital for the first $60,000 of such proxy solicitation expenses if the Fund's stockholders do not approve the New Advisory Agreement. None of the costs and expenses associated with the transactions described in this proxy statement (such as the costs of special meetings of Directors) will be borne by the Fund. They will be paid by Prospect Management or Highland Capital.

                                  PROPOSAL 1


                                 APPROVAL OF
                           A NEW ADVISORY AGREEMENT
                   WHICH WILL TAKE EFFECT UPON THE CLOSING
             OF THE ACQUISITION OF THE PROSPECT MANAGEMENT ASSETS


SUMMARY OF THE TRANSACTION


    On October 4, 1999, Highland Capital and Prospect Management entered into a definitive agreement (the "Agreement") whereby Highland Capital will acquire certain assets, including goodwill, of Prospect Management at a purchase price equal to 5% of the value of the total assets of the Fund on the closing date of the transaction (the "Transaction"). The purchase price is payable in cash.

    There are a number of conditions precedent to the closing of the Transaction. Such conditions include, among other things, that the existing credit facility entered into among the Fund and Bank Boston, N.A., Commerzbank AG, New York Branch, and Bank Boston, N.A., as Agent shall continue after the Closing or that the Fund shall enter into a replacement credit facility in form and substance satisfactory to Highland Capital. In addition, pursuant to Section 15 of the 1940 Act and the terms of the existing advisory agreement, the existing investment advisory agreement automatically terminates upon its assignment. Section 15(a) of the 1940 Act prohibits any person from serving as an investment advisor to a registered investment company except pursuant to a written contract that has been approved by the stockholders. Therefore in order for Highland Capital to provide investment advisory services to the Fund after the closing of the Transaction, the stockholders of the Fund must approve the New Advisory Agreement. The closing of the Transaction is scheduled for January 21, 2000.

    The Transaction also contemplates that Prospect Management and Highland Capital and other persons will use their best efforts to comply with the requirements of Section 15(f) of the 1940 Act after the closing. Section 15(f) provides, in pertinent part, that Prospect Management may receive any amount or benefit in connection with a sale of securities of, or a sale of any other interest in, Prospect Management which results in an assignment of an investment advisory contract if (1) for a period of three years after such event, at least 75% of the members of the board of directors of the Fund are not "interested persons" (as defined in the 1940 Act) of Highland Capital or Prospect Management; and (2) for a two-year period no "unfair burden" is imposed on the Fund as a result of the Transaction.

    The New Advisory Agreement, if approved by the Fund's stockholders, will commence upon and subject to the closing of the Transaction. It will remain in effect for an initial two-year term and will continue in effect thereafter for successive periods if and so long as such continuance is specifically approved annually by (a) the Board of Directors or (b) a majority vote (as defined under the 1940 Act) of the Fund's stockholders, provided that in either event, the continuance also is approved by a majority of the directors who are not "interested persons" by vote cast in person at a meeting called for the purpose of voting on such approval.

    If the conditions for the proposed Transaction are not met and the Transaction is not completed, the existing investment advisory agreement with Prospect Management will remain in effect until February 28, 2000. The current advisory agreement, dated March 1, 1994, was last approved by the Directors on December 14, 1998 and by the stockholders on March 1, 1994. On December 14, 1998, the non-interested Directors of the Fund and, in addition, the full Board of Directors approved a proposal, subject to stockholder approval, that would have increased the advisory fee payable to Prospect Management. Although a majority of the votes were cast in favor of the proposal at the Annual Meeting of Stockholders of the Fund held on March 12, 1999, such proposal failed to win the requisite 1940 Act supermajority vote necessary for approval.


    During the fiscal year ended October 31, 1998 and the eleven months ended September 30, 1999, the Fund paid $1,582,842 and $1,365,334, respectively, in advisory fees to Prospect Management. The Fund did not effect any transactions through affiliated brokerage firms during the fiscal year ended October 31, 1998 or thereafter.


    After careful consideration, the Board of Directors of the Fund, including all of the "non-interested" Directors (as defined under the 1940 Act) (hereinafter "Independent Directors") unanimously recommends that stockholders vote "FOR" the New Advisory Agreement between the Fund and Highland Capital to replace the current advisory agreement between the Fund and Prospect Management upon consummation of the Transaction. See "Evaluation by the Board" below.


BENEFITS TO STOCKHOLDERS
    The Independent Directors have identified the following benefits which the stockholders are anticipated to realize as a result of the Transaction:

    1. In engaging Highland Capital, the Fund is believed to be contracting with a larger organization having a greater depth of personnel with the potential of strengthening the investment advisory services available to the Fund.

    2. Highland Capital has committed not to seek any increase in investment advisory fees for two years after the closing (i.e., during the two-year period of the New Advisory Agreement).

    3. Highland Capital has advised the Independent Directors that it intends to seek to manage the Fund in a manner such that the Fund's total expenses (exclusive of interest, taxes, brokerage expenses and extraordinary items, such as litigation expenses and expenses of new securities offerings) as a percentage of net assets would not exceed, in any material respect, the Fund's average total expenses similarly calculated over the last two years. No assurance can be given that Highland Capital will be able to achieve such objective.

HIGHLAND CAPITAL


    Highland Capital is a registered investment adviser located at 1150 Galleria Tower, 13455 Noel Road LB #45, Dallas, Texas 75240. Highland Capital has advised the Fund that as of September 30, 1999, it managed approximately $5.5 billion in debt securities on behalf of institutional investors. These assets consist of approximately $4.8 billion of senior secured bank loans and $700 million of subordinated debt securities of "high yield" issuers, principally in structured finance vehicles, such as "Collateralized Loan Obligations" (CLOs). Highland Capital is controlled by James Dondero and Mark Okada, by virtue of their respective share ownership, and its general partner, Strand Advisors, Inc. ("Strand") of which Mr. Dondero is the sole shareholder. James Dondero, Mark Okada and Todd Travers are Highland Capital's principal portfolio managers. The address of Strand and Messrs. Dondero, Okada and Travers is 1150 Galleria Tower, 13455 Noel Road LB #45, Dallas, Texas 75240.

    Mr. Dondero has been President and Chief Investment Officer of Highland Capital since March 1993. From December 1989 through 1993, Mr. Dondero was Chief Investment Officer of a guaranteed investment contract subsidiary of Protective Asset Management Company ("PAMC"), where he and four other investment professionals managed portfolios consisting of high-yield securities, corporate bonds, mortgage-backed securities, bank loans and preferred and common stocks. From August 1985 to December 1989, Mr. Dondero managed approximately $1.0 billion in proprietary fixed-income portfolios for a subsidiary of American Express Company. Between July 1984 and August 1985, he was a member of the Morgan Guaranty Trust Co. NYC Financial Training Program. Mr. Dondero graduated from the University of Virginia (Beta Gamma Sigma) with a B.S. in Accounting and a B.S. in Finance in May 1984. He is a Certified Public Accountant, Certified Managerial Accountant and Chartered Financial Analyst, and is a full member of the New York Society of Security Analysts.

    Mr. Okada has been Executive Vice President of Highland Capital since March 1993. From July 1990 to March 1993, Mr. Okada was Manager-Fixed Income for PAMC, where his responsibilities included management and administration of approximately $1.3 billion in bank loan purchases, credit evaluation of fixed-income assets and quantitative analysis for special projects. From September 1986 to July 1990, Mr. Okada was employed by Hibernia National Bank, where he most recently served as Vice President and Section Head of the Capital Markets Group and was responsible for a portfolio of $1.0 billion in highly leveraged transactions. Prior thereto, he was a management trainee for Mitsui Manufacturers Bank. Mr. Okada graduated with honors from UCLA with a B.S. in Economics and a B.S. in Psychology in 1984. Mr. Okada is a Chartered Financial Analyst, and is a member of the Dallas Society of Security Analysts.


    Mr. Travers has been a Senior Portfolio Manager at Highland Capital since January 1995. He specializes in high-yield, bank loan, leveraged loan and aviation asset investments. Before January 1995, he was Senior Financial Analyst at American Airlines, where he assisted in the development and maintenance of that company's jet fleet plan. Mr. Travers graduated from Iowa State University with a B.S. in Industrial Engineering in 1985 and from Southern Methodist University with an M.B.A. in Finance in 1989. Mr. Travers is a Chartered Financial Analyst, and is a member of the Dallas Society of Security Analysts.

    The Fund has been advised that Messrs. Dondero, Okada and Travers intend to serve as Portfolio Managers for the Fund.

    The following table sets forth the name, title and principal occupation of each executive officer of Highland Capital:


   NAME AND ADDRESS                             TITLE                         PRINCIPAL OCCUPATION
   ----------------                             -----                         --------------------

James Dondero *                               President                   President of Highland Capital
13455 Noel Road - LB#45
Dallas, Texas 75240


Mark Okada                                    Executive Vice              Executive Vice President of Highland Capital
13455 Noel Road - LB#45                       President
Dallas, Texas 75240

Todd Travers                                  Senior Portfolio            Senior Portfolio Manager of Highland Capital
13455 Noel Road - LB#45                       Manager
Dallas, Texas 75240

----------

*Mr. Dondero, through his ownership of its corporate general partner, is a controlling person of Highland Capital and may be deemed to be the "Parent" (as such term is defined in item 22 of Rule 14a-101 of the Securities Exchange Act of 1934, as amended) of Highland Capital.

PROSPECT MANAGEMENT

    Prospect Management is a registered investment adviser. The following table sets forth the name, title and principal occupation of each director and executive officer of Prospect Management.

   NAME AND ADDRESS                             TITLE                         PRINCIPAL OCCUPATION
   ----------------                             -----                         --------------------
Richard E. Omohundro, Jr.*                    President                   President of the Fund, President of Prospect Management,
60 State Street                                                           and President and Chief Executive Officer of Prospect
Boston, MA 02109                                                          Street Strategic Debt Management Co., Inc.

John A. Frabotta*                             Vice President              Vice President, Treasurer, Chief Investment Officer and
60 State Street                                                           Portfolio Manager of the Fund and Vice President and
Boston, MA 02109                                                          Secretary of Prospect Management.

Karen J. Thelen                               Vice President              Secretary of the Fund and Vice President of Prospect
60 State Street                                                           Management.
Boston, MA 02109

William D. O'Connell                          Controller                  Controller of Prospect Management and an officer of
60 State Street                                                           various companies affiliated with Prospect Management.
Boston, MA 02109


----------
*Messrs. Omohundro and Frabotta, and Joseph Cote, a shareholder of Prospect
 Management, are the controlling stockholders of Prospect Management and may be deemed to be the "Parents"(as such term is defined in Item 22 of Rule 14a-101 of the Securities Exchange Act of 1934, as amended) of Prospect Management.

THE NEW ADVISORY AGREEMENT

    The Fund's current advisory agreement and the New Advisory Agreement are identical, except for the parties, the termination date and a provision requiring Highland Capital to advise the Fund of any changes to its general partners. Accordingly, if the New Advisory Agreement is approved, Highland Capital will be retained, for a two-year period at the existing fee schedule, to manage the investments of the Fund and to provide such investment research, advice and supervision, in conformity with the Fund's investment objectives and policies, as may be necessary for the operation of the Fund. Under the New Advisory Agreement, the Fund will pay Highland Capital a monthly advisory fee which is equal to $0.65% (on an annual basis) of the average weekly value of the net assets of the Fund up to and including $175,000,000 of such net assets, 0.55% on the next $50,000,000 of such net assets and 0.50% of the excess of such net assets over $225,000,000. Net assets is defined as the total assets of the Fund less (i) accrued liabilities of the Fund (excluding the principal amount of the Fund's "senior securities representing indebtedness" as defined in the 1940 Act, not to exceed $50 million, and excluding the liquidation preference of any outstanding shares of preferred stock or other senior securities) and (ii) accumulated and unpaid dividends on preferred stock, if any.

    Under the New Advisory Agreement, the Fund would bear all costs of its operation other than those to be incurred by Highland Capital. In particular, the Fund will pay investment advisory fees, fees and expenses associated with the Fund's administration, record keeping and accounting, fees and expenses for the custodian of the Fund's assets and the legal, accounting and auditing fees, taxes, expenses of preparing prospectuses and stockholder reports, registration fees and expenses, fees and expenses for the transfer and dividend disbursing agent, the compensation and expenses of the Directors who are not otherwise employed by or affiliated with the investment advisor or any of its affiliates, and any extraordinary expenses. Highland Capital will reimburse the Fund for any expenses (excluding brokerage commissions, interest, taxes and extraordinary items, such as litigation expenses) paid or incurred by the Fund in any year in excess of the most restrictive expense limitation, which is imposed by any state and to which the Fund is then subject, if any. The Fund is not known to be subject to any state expense limitations. Under the New Advisory Agreement, Highland Capital will provide the Fund with office space, facilities and business equipment and provides the services of executive and clerical personnel for administering certain of the affairs of the Fund. Highland Capital will compensate Directors of the Fund if such persons are employed by Highland Capital or its affiliates.

    Pursuant to the New Advisory Agreement, the services of Highland Capital are not exclusive and it may provide similar services to other investment companies and other clients, so long as its services under the New Advisory Agreement are not impaired.


    The New Advisory Agreement provides that in the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations thereunder, Highland Capital would not be liable to the Fund or any of the Fund's stockholders for any act or omission by Highland Capital in the supervision or management of its respective investment activities or for any loss sustained by the Fund or the Fund's stockholders, and that the Fund will indemnify Highland Capital subject to the requirements of the 1940 Act.


    The New Advisory Agreement may be terminated at any time by the Fund or Highland Capital, without the payment of any penalty, upon the vote of a majority of the Fund's Board or a majority of the outstanding voting securities of the Fund or by Highland Capital, on no less than 30 days' or more than 60 days' written notice by either party to the other.


    A COPY OF THE FORM OF THE NEW ADVISORY AGREEMENT IS ANNEXED HERETO AS EXHIBIT A AND IS INCORPORATED HEREIN BY REFERENCE.

    In connection with the engagement of Highland Capital pursuant to the New Advisory Agreement, the Independent Directors have nominated six additional Directors for election by the stockholders (See Proposal No. 2), of which four will be "non-interested" (as defined under the 1940 Act), and two, Messrs. Dondero and Okada, are principals of Highland Capital. The four current "non-interested" Independent Directors (John S. Albanese, C. William Carey, Harlan D. Platt and Christopher E. Roshier) will remain as Directors. The Independent Directors invited Highland Capital to provide the names of qualified individuals as Board members. The additional "non-interested" nominees were selected from a list of potential nominees submitted by Highland Capital for consideration and evaluation by the Fund's current Independent Directors. The three Directors of the Fund who are affiliated with Prospect Management will resign upon the closing of the Transaction.


    The Independent Directors, following consultation with representatives of Highland Capital, and in light of the election of six new Directors at this Special Meeting, also determined to amend the By-laws of the Fund to set the date of the next annual meeting on or before August 31, 2000. Such change is contingent upon stockholder approval of the New Advisory Agreement and the closing of the Transaction. Accordingly, upon the occurrence of such events, the next annual meeting of stockholders is expected to be held in July or August of the year 2000. It is anticipated that subsequent annual meetings will be held in March, commencing in March 2001.

    In addition, Messrs. John S. Albanese and Christopher E. Roshier do not plan to stand for re-election as Directors at the next annual meeting and their vacancies are not anticipated to be filled by successor nominees. Messrs. Albanese and Roshier have stated their intention to resign their directorships on or before the later of July 1, 2000 or after the second regular quarterly Board of Directors' meeting held following the closing of the Transaction at which the Board considers Highland Capital's management of the Fund. At the request of the current Independent Directors, Messrs. Albanese and Roshier have agreed to continue for a period of six months thereafter, if they wish, as paid advisory members to the Board (for fees at the same rate as are payable to Independent Directors) to continue to assist the Board during this transitional period with Highland Capital, as the new advisor.

EVALUATION BY THE BOARD


    The Independent Directors met seven times over the course of more than two months to determine whether or not to approve the New Advisory Agreement and whether to recommend approval of the New Advisory Agreement to the entire Board and to the stockholders of the Fund. In addition, there were several informal meetings of certain Independent Directors relating to this matter. The Independent Directors reviewed various materials, including the (i) due diligence report prepared by Shields & Co., special independent financial advisor to the Independent Directors, (ii) memoranda and other materials provided by Mintz, Levin, Cohn, Ferris, Glovsky and Popeo, P.C., special counsel to the Independent Directors, (iii) reports produced by Highland Capital and
(iv) supplemental due diligence materials provided by Shields & Co. In addition, the Independent Directors interviewed the principals of Highland Capital, both during site visits made to Highland Capital's headquarters in Dallas, Texas and during formal presentations made by the principals of Highland Capital to the Independent Directors.


    The progression of the events leading up to the determination to approve the New Advisory Agreement are, briefly, as follows.


    At their July 30, 1999 meeting, the Independent Directors met to discuss the proposed Transaction (which had been brought to their attention by Prospect Management) and the prospect of engaging Highland Capital to replace Prospect Management as the Fund's new investment adviser. Senior officers of Highland Capital and Prospect Management were present to answer questions from the Independent Directors. The Independent Directors reviewed materials furnished by Highland Capital, including information regarding Highland Capital and its affiliates and their respective personnel, operations and financial condition. The Independent Directors met with Highland Capital's principals, Messrs. Dondero and Okada and Mr. Joseph Dougherty. The principals of Highland Capital discussed Highland Capital's philosophy of management, performance expectations and methods of operation insofar as they related to the Fund and indicated their belief that, as a consequence of the Transaction, the ability to provide investment advisory services to the Fund would not be adversely affected and would likely be enhanced by the greater resources of Highland Capital. The Independent Directors formally engaged an independent financial adviser, Shields & Co., to assist them in their due diligence and evaluation of Highland Capital. They also engaged special counsel to represent them in connection with their evaluation of the New Advisory Agreement and related matters.

    At a meeting held on August 12, 1999, the Independent Directors met and discussed the results of Shields & Co.'s preliminary on-site due diligence investigation of Highland Capital conducted at Highland Capital's headquarters in Dallas, Texas. The Independent Directors reviewed a draft due diligence report from Shields & Co. and made inquiries of its principal, Thomas Shields, including inquiries into Highland Capital's investment strategy, historical performance, future plans for the Fund, financial solvency, management expertise and fee structure. The Independent Directors requested more comparative performance data, including comparisons of Highland Capital against Prospect Management and other industry indices.


    At a meeting held on August 19, 1999, the issue of Board composition after the Transaction was discussed, including the requirement of the 1940 Act that 75% of the Directors be "non-interested" members. The Independent Directors heard presentations from special counsel. In addition, the Independent Directors were provided supplemental due diligence materials by Shields & Co.

    At a meeting held on August 26, 1999, Shields & Co. provided the Independent Directors with an updated due diligence report and other supplemental materials and advised the Independent Directors of additional comparative performance data. There was further discussion about the post- Transaction composition of the Board. The Independent Directors considered Highland Capital's suggestion to add four additional non-interested members to the Board after the Transaction and arrived at a consensus that the quality of the candidates was more important than the number of the candidates.


    At their meeting on September 2, 1999, Messrs. C. William Carey and John S. Albanese, two of the Independent Directors, discussed their favorable impressions of Highland Capital's operations and management formed during a site visit they had made at Highland Capital's offices in Dallas, Texas. A discussion then ensued about the quality of independent directors to be added to the Board after the Transaction, resulting in the consensus that the Independent Directors would interview as many qualified candidates as were suggested without strict regard to the number of directors.


    At a meeting held on September 10, 1999, the Independent Directors further discussed Messrs. Carey and Albanese's onsite review of Highland Capital's operations and their discussions with the principals of Highland Capital regarding the 1940 Act obligations of the non-interested members of the Board. At the September 10th meeting a discussion ensued regarding the possibility that two of the existing Independent Directors might resign after a transition period of approximately six months, but remain available to serve as observers for a period of six additional months.


    At their September 28, 1999 meeting, a further presentation to the Independent Directors and Shields & Co. was made by representatives of Highland Capital regarding recent investment performance, after which the Independent Directors had the opportunity to direct questions to the principals of Highland Capital. The Independent Directors, and thereafter the full Board of Directors, considered and approved the proposed form of New Advisory Agreement, subject to the execution and delivery of the Asset Purchase Agreement between Highland Capital and Prospect Management and subject to approval by stockholders of the Fund as required by the 1940 Act. The Board also elected C. William Carey as interim Chairman of the Board of Directors.

    On October 8 and November 12, 1999, the Independent Directors completed the interview and nominating process and nominated six new Directors.


    On the basis of the information made available to them and the results of research carried out on their behalf, the Independent Directors have concluded that Highland Capital is well qualified to serve as the Fund's investment advisor by virtue of its depth of management and experience and the depth of resources of its organization.

    The Board of Directors, including all of the non-interested Directors, recommends approval by the stockholders of the New Advisory Agreement. In making this recommendation, the Directors carefully evaluated the experience of Highland Capital's key personnel in institutional investing, and the quality of services Highland Capital is expected to provide to the Fund; and have given careful consideration to various factors deemed to be relevant to the Fund, including, but not limited to: (1) the history, reputation, qualification and background of Highland Capital, as well as the qualifications of its personnel and its financial condition; (2) the investment performance of Highland Capital since its commencement of operations, particularly with respect to its investment record in managing "high yield" subordinated debt securities in leveraged portfolios; (3) the nature and quality of the services expected to be rendered to the Fund by Highland Capital; (4) that the compensation payable to Highland Capital by the Fund under the New Advisory Agreement will be at the same rate as the compensation now payable to Prospect Management under the existing advisory agreement; (5) the advisory fees and expense ratios of comparable leveraged high-yield closed-end funds; (6) that Highland Capital intends to manage the Fund in such a manner that the expenses to be incurred under the New Advisory Agreement would generally not be greater than those that would otherwise be incurred under the current advisory agreement; and (7) that the essential economic terms of the current advisory agreement (with Prospect Management) will be unchanged for two years from the closing date of the Transaction under the New Advisory Agreement.


    Highland Capital has advised the Board of Directors that it expects that there will be no reduction in the scope and quality of advisory services provided to the Fund as a result of the Transaction. Based upon information furnished by Highland Capital, the Board of Directors is not aware of any financial condition of Highland Capital which is reasonably likely to impair its ability to perform its commitments under the New Advisory Agreement. Accordingly, although there can be no assurance thereof, the Board of Directors believes that the Fund should receive investment advisory services under the New Advisory Agreement at least equal to those it currently receives under the current advisory agreement, at the same fee levels.

    ACCORDINGLY, AFTER CONSIDERATION OF THE ABOVE, AND SUCH OTHER FACTORS AND INFORMATION AS IT DEEMED RELEVANT, THE BOARD, INCLUDING ALL OF THE BOARD MEMBERS WHO ARE NOT "INTERESTED PERSONS" (AS SUCH TERM IS DEFINED BY THE 1940 ACT), UNANIMOUSLY APPROVED THE NEW ADVISORY AGREEMENT AND VOTED TO RECOMMEND ITS APPROVAL TO THE FUND'S STOCKHOLDERS.


REQUIRED VOTE

    Under the 1940 Act, approval of the New Advisory Agreement (this Proposal No. 1) will require a vote of a majority of the outstanding voting securities of the Fund, which means the lesser of either (a) the vote of 67% or more of the shares present at the relevant meeting, if the holders of more than 50% of the outstanding shares of the applicable class or classes are present or represented by proxy, or (b) the vote of more than 50% of the outstanding shares. UNDER APPLICABLE MARYLAND LAW, IN DETERMINING WHETHER THIS PROPOSAL NO. 1 HAS RECEIVED THE REQUISITE NUMBER OF AFFIRMATIVE VOTES, ABSTENTIONS AND BROKER NON-VOTES WILL NOT BE COUNTED AND THUS WILL HAVE THE EFFECT OF A VOTE AGAINST SUCH PROPOSAL.


                                  PROPOSAL 2

                            ELECTION OF DIRECTORS

    The stockholders of the Fund are being asked to elect the following six nominees as additional Directors of the Fund, to serve as such until the next annual meeting of the Fund's stockholders and until their successors shall have been duly elected and qualified. (See the discussion under "Proposal 1 Approval of a New Advisory Agreement Which Will Take Effect Upon the Closing of the Prospect Management Assets" with respect to the nomination of the new Directors). Subject to shareholder approval of and upon effectiveness of the New Advisory Agreement and the closing of the Transaction, the Board of Directors has fixed the number of Directors of the Fund at ten pursuant to the Bylaws and the Articles of Amendment and Restatement of the Fund. If the New Advisory Agreement is not approved, the current Board of Directors of the Fund (consisting of seven members) will continue to serve until the next annual meeting of stockholders and until their successors have been duly elected and qualified. The current Board consists of Richard E. Omohundro, Jr., John A. Frabotta, Joseph G. Cote, John S. Albanese, Harlan D. Platt, C. William Carey and Christopher E. Roshier. If the New Advisory Agreement is approved and the six nominees are elected, Richard E. Omohundro, Jr., John A. Frabotta and Joseph
G. Cote will resign their positions on the Board. Two of the Fund's four current Independent Directors, Messrs. Albanese and Roshier intend to resign their Directorships effective the later of July 1, 2000 or immediately following the second regular quarterly Board meeting following the closing of the Transaction at which the Board considers Highland Capital's management of the Fund.

    All shares represented by valid proxies will be voted in the election of Directors for the applicable nominees named below, unless authority to vote for a particular nominee is withheld. Each nominee has agreed to serve as a Director if elected. If any such nominee is not available for election at the time of the Special Meeting, the persons named as proxies will vote for such substitute nominee as the Independent Directors may recommend and select.

NOMINEES

    The nominees for election to the Board of Directors are as follows:

                                                                                                                   NUMBER OF
                                                                                                                   SHARES OF
                                                                                                                  COMMON STOCK
                                                                                                                  BENEFICIALLY
                                                                                                                    OWNED AT
                                                    POSITIONS                              DIRECTOR               NOVEMBER 5,
NAME                                                WITH FUND               AGE              SINCE                    1999
----                                                ---------               ---              -----                ------------
James Dondero*                            Nominee for Director              37                N/A                      0
Mark Okada*                               Nominee for Director              37                N/A                      0
John William Honis                        Nominee for Director              41                N/A                      0
Timothy K. Hui                            Nominee for Director              51                N/A                      0
Scott F. Kavanaugh                        Nominee for Director              38                N/A                      0
James F. Leary                            Nominee for Director              69                N/A                      0

----------
*If the New Advisory Agreement is approved, these Nominees would be deemed to be "interested persons" of the Fund under the 1940 Act. Mr. Dondero is the President of Highland Capital and Mr. Okada is its Executive Vice President.


    James Dondero has been President and Chief Investment Officer of Highland Capital since March 1993. For further information relating to Mr. Dondero, please see "Proposal 1 - Highland Capital."


    Mark Okada has served as Executive Vice President of Highland Capital since March 1993. For further information relating to Mr. Okada, please see "Proposal 1 - Highland Capital."

    John William Honis has been working on the ownership transfer of the Northeast Phone System Communication Group ("Northeast Phone") since June 1999. From July 1989 to May 1999, he served as President and owner of Northeast Phone. From October 1995 to March 1999, Mr. Honis also served as Vice President of Value Call International, Inc. Mr. Honis is on the Board of Directors of the Jenna Foundation for Non-Violence.

    Timothy K. Hui has been the Director of the Masland Learning Resource Center of the Philadelphia College of Bible since September 1998. Prior thereto, Mr. Hui was in private practice as an attorney (i) serving as the managing partner of the law firm of Hui & Malik, L.L.P. from 1993 to 1998 and
(ii) at the law firm of Thompson & Knight, P.C. from 1989 to 1993.


    Scott F. Kavanaugh has been the Managing Principal and Chief Operating Officer of Financial Institutional Partners Mortgage Company and the Managing Principal and President of Financial Institutional Partners, LLC, an investment banking firm, since April 1998. From 1991 to April 1998, Mr. Kavanaugh was the Managing Partner and Director of Trade of Great Pacific Securities, Inc., an investment banking firm.

    James F. Leary is currently a Managing Director of Benefit Capital Southwest, Inc., a management consulting firm. He is the founder of Sunwestern Management, Inc., a venture capital fund, where he has been serving as President and Director since 1981. From 1995 to 1998, he was the Vice Chairman, Finance and a Director of Search Financial Services, Inc., a financial services firm, which filed a petition for reorganization under Chapter 11 of the Bankruptcy Code in March 1998. From 1989 to 1995, he was the founder and General Partner of Sunwestern Advisors, L.P. Mr. Leary is currently a member of the Boards of Directors of Associated Materials, Inc. (manufacturer of building products), Capstone Group (a group of mutual funds), Quest Products Corporation (consumer product marketing) and MESBIC Ventures, Inc. (a minority enterprise SBIC).

CONTINUING DIRECTORS


    The following Directors will continue in office following the Special Meeting until the next scheduled annual stockholders' meeting (i.e., to be held prior to August 31, 2000) except for Messrs. Albanese and Roshier, who intend to resign earlier, as described above.

                                                                                                                   NUMBER OF
                                                                                                                   SHARES OF
                                                                                                                  COMMON STOCK
                                                                                                                  BENEFICIALLY
                                                                                                                    OWNED AT
                                                    POSITIONS                              DIRECTOR               NOVEMBER 5,
NAME                                                WITH FUND               AGE              SINCE                 1999(1)(2)
----                                                ---------               ---              -----                ------------
John S. Albanese                          Director                       47         November, 1989                    -0-
C. William Carey                          Chairman of the                62         November, 1988                   9,012
                                          Board
Harlan D. Platt                           Director                       48         November, 1988                    -0-(3)
Christopher E. Roshier                    Director                       53         November, 1993                    -0-

----------

(1) The amounts shown are based on information furnished by the nominee. Except as otherwise indicated, each person has sole voting and investment power with respect to the shares indicated. Fractional shares are rounded off to the nearest whole share.

(2) No Director is the beneficial owner of more than 1% of the Common Stock outstanding.

(3) Does not include 2,372 shares of Common Stock owned by Mr. Platt's wife, as to which Mr. Platt disclaims beneficial ownership.


    As of November 5, 1999, all of the officers and Directors of the Fund, and Prospect Management, as a group, beneficially owned 54,203 shares of Common Stock, or less than 1% of the outstanding shares of Common Stock. Prospect Management beneficially owned 45,191 shares of Common Stock as of November 5, 1999. Highland Capital does not own any shares of Common Stock of the Fund.

    John S. Albanese has been Senior Counsel to Washington Headquarters Services, a Department of Defense Agency located at the Pentagon since 1992. A Lieutenant Colonel in the United States Army Reserve, he served on active duty from 1977 until 1992 in various positions such as: Attorney-Adviser and Litigation Attorney in the Office of the Judge Advocate General; Legal Counsel to the U.S. Army Information Systems Selection and Acquisition Agency; and Legal Adviser to the Defense Attache for the American Embassy in Paris, France.

    C. William Carey was Chairman and Chief Executive Officer of Town & Country Corporation from 1965 until December 1996. Mr. Carey has been President of Carey Associates, Inc., a real estate investment management company, since January 1998. On September 28, 1999, the Independent Directors and the full Board also elected C. William Carey as interim Chairman of the Board of Directors of the Fund.

    Harlan D. Platt is a Professor of Finance and Insurance, and has been at Northeastern University, College of Business Administration, since 1981 and has been a Director of VSI Enterprises, Inc. (a manufacturer of video conferencing equipment) (NASDAQ) since September 1998.

    Christopher E. Roshier, a citizen of the United Kingdom, has been a Corporate Finance Director of European Capital Company Limited in London since 1990 and is a Director of a number of other public and private companies in the United Kingdom.


CURRENT DIRECTORS WHO WILL NO LONGER SERVE AS DIRECTORS IF PROPOSALS 1 AND 2 ARE APPROVED


    Richard E. Omohundro, Jr. has been President or Co-President of Prospect Management since July 1988 and has been President of the Fund since its inception. Previously he was a Managing Director of Merrill Lynch Pierce Fenner & Smith ("Merrill Lynch") from 1983 to 1988 and Co-Manager of the Merrill Lynch High Yield Bond Group from 1978 through 1987. Mr. Omohundro is also President and Chief Executive Officer of Prospect Street Strategic Debt Management Co., Inc.

    John A. Frabotta has been Vice President of the Manager since June 1988, Co-Portfolio Manager of the Fund since October 1989 and Portfolio Manager since October 1990. Previously, Mr. Frabotta was a Vice President of Merrill Lynch from 1979 through June 1988.


    Joseph G. Cote has been a stockholder of Prospect Management since 1989. Previously, he was Co-President of Prospect Management from August 1995 to February 1998 and from February 1989 to November 1993. From 1978 to 1988, Mr. Cote was a Managing Director of Merrill Lynch and Co-Manager of the Merrill Lynch High Yield Bond Group.

BOARD OF DIRECTORS' MEETINGS


    During the fiscal year ended October 31, 1998, the Directors of the Fund met five times in person and four times by telephone. During such year, each incumbent Director (either in person or by telephone) attended all of the meetings of the Board. During the eleven months ended September 30, 1999, they met five times in person and two times by telephone (exclusive of meetings of the Independent Directors relating to the Transaction). The Board of Directors has one committee, the Audit Committee. The Audit Committee is responsible for conferring with the Fund's independent accountants, reviewing the scope and procedures of the year-end audit, reviewing annual financial statements and recommending the selection of the Fund's independent accountants. In addition, the Audit Committee may address questions arising with respect to the valuation of certain securities in the Fund's portfolio. The Audit Committee is comprised of Messrs. Carey, Albanese and Platt. The Audit Committee met once in fiscal 1998 and twice in 1999.


REMUNERATION OF DIRECTORS AND EXECUTIVE OFFICERS

    The executive officers of the Fund and those of its Directors who are "interested persons" of the Fund receive no direct remuneration from the Fund.


    Those Directors who are not interested persons are compensated at the rate of $10,000 annually, plus $2,000 per Directors' meeting attended in person or $1,000 per Directors' meeting attended by telephone, and are reimbursed for actual out-of-pocket expenses relating to attendance at such meetings. In addition, the members of the Fund's Audit Committee, which consists of certain of the Fund's non-interested Directors, receive $1,000 for each Audit Committee meeting attended, together with actual out-of-pocket expenses relating to attendance at such meetings. During the fiscal year ended October 31, 1998 and the eleven-months ended September 30, 1999, Directors who were not interested persons of the Fund earned fees aggregating $91,000, and $88,000, respectively. The foregoing Directors' fees do not include fees and expenses payable to the Independent Directors in connection with special meetings relating to the approval of the New Advisory Agreement, none of which are payable by the Fund.

    The following tables summarize the compensation paid to Directors of the Fund for the fiscal year ended October 31, 1998 and the eleven-months ended September 30, 1999, respectively, excluding any fees payable in connection with special meetings relating to the approval of the New Advisory Agreement:

                                                         1998 Fiscal Year

                                                     AGGREGATE        PENSION OR RETIREMENT   ESTIMATED ANNUAL         TOTAL
                                                    COMPENSATION    BENEFITS ACCRUED AS PART    BENEFITS UPON      COMPENSATION
NAME OF DIRECTOR OR OFFICER                          FROM FUND          OF FUND EXPENSES         RETIREMENT          FROM FUND
---------------------------                          ---------      ------------------------  ----------------     ------------
Richard E. Omohundro, Jr.                               none                  none                  none               none
John A. Frabotta                                        none                  none                  none               none
Joseph G. Cote                                          none                  none                  none               none
John S. Albanese                                      $23,000                 none                  none              $23,000
Harlan D. Platt                                       $24,000                 none                  none              $24,000
C. William Carey                                      $23,000                 none                  none              $23,000
Christopher E. Roshier                                $21,000                 none                  none              $21,000

                                                  November 1, 1998 - September 30, 1999

                                                     AGGREGATE        PENSION OR RETIREMENT   ESTIMATED ANNUAL         TOTAL
                                                    COMPENSATION    BENEFITS ACCRUED AS PART    BENEFITS UPON      COMPENSATION
NAME OF DIRECTOR OR OFFICER                          FROM FUND          OF FUND EXPENSES         RETIREMENT          FROM FUND
---------------------------                          ---------      -----------------------      ----------        ------------
Richard E. Omohundro, Jr.                               none                  none                  none               none
John A. Frabotta                                        none                  none                  none               none
Joseph G. Cote                                          none                  none                  none               none
John S. Albanese                                      $23,000                 none                  none              $23,000
Harlan D. Platt                                       $24,000                 none                  none              $24,000
C. William Carey                                      $23,000                 none                  none              $23,000
Christopher E. Roshier                                $18,000                 none                  none              $18,000

    THE BOARD OF DIRECTORS RECOMMENDS THAT STOCKHOLDERS VOTE FOR THE ELECTION OF THE SIX NOMINEES TO THE FUND'S BOARD OF DIRECTORS.

REQUIRED VOTE


    The election of each of the nominees for Director requires the affirmative vote of the holders of a plurality of the Common Stock of the Fund present and voting at the Special Meeting. Pursuant to the Articles of Incorporation, holders of Common Stock have one vote per share. Abstentions will not be counted as votes cast and will have no effect on the result of the vote, although abstentions will count towards the presence of a quorum. Under the Articles of Incorporation and By-laws of the Fund, the Independent Directors determined to submit six nominees for election by the stockholders. Under the 1940 Act, the holders of the Common Stock are, therefore, entitled to elect these nominees as Directors.

ANNUAL REPORT AND SEMI-ANNUAL REPORT


    The Fund will furnish, without charge, a copy of the Fund's Annual Report for the fiscal year ended October 31, 1998 and the Fund's Semi-Annual Report for the six months ended April 30, 1999 to a stockholder upon request. Stockholders should send such requests to the Fund at 60 State Street, 37th Floor, Boston, Massachusetts 02109, Attention Karen Thelen, or call the Fund toll free at 1-800-426-5523.

                   OTHER MATTERS TO COME BEFORE THE MEETING

    The Directors do not intend to present any other business at the Special Meeting nor are they aware that any stockholder intends to do so. If, however, any other matters are properly brought before the Special Meeting, the persons named in the accompanying proxy will vote thereon in accordance with their judgment.

                                        By Order of the Board of Directors

                                    /s/ C. WILLIAM CAREY


                                        C. WILLIAM CAREY,
                                        Chairman of the Board
Boston, Massachusetts
November 15, 1999

                                                                     EXHIBIT A
                              ADVISORY AGREEMENT
                        ------------------------------


    ADVISORY AGREEMENT made as of [         ], by and between Highland Capital
Management, L.P., a Delaware limited partnership (the "Manager"), and Prospect Street High Income Portfolio Inc., a Maryland corporation having its principal place of business in Boston, Massachusetts (the "Fund").


    WHEREAS, the Fund is engaged in business as a closed-end management investment company and is registered as such under the Investment Company Act of 1940, as amended (the "1940 Act"); and

    WHEREAS the Manager is engaged principally in the business of rendering investment management services and is registered as an investment adviser under the Investment Advisers Act of 1940, as amended;

    NOW, THEREFORE, WITNESSETH: That it is hereby agreed between the parties hereto as follows:

    1. APPOINTMENT OF MANAGER.

    The Fund hereby appoints the Manager to act as manager and investment adviser to the Fund for the period and on the terms herein set forth. The Manager accepts such appointment and agrees to render the services herein set forth, for the compensation herein provided.

    2. DUTIES OF MANAGER.

    The Manager, at its own expense, shall furnish the following services and facilities to the Fund:

        (a) Investment Program. The Manager shall (i) furnish continuously an investment program for the Fund, (ii) determine (subject to the overall supervision and review of the Board of Directors of the Fund) what investments shall be purchased, held, sold or exchanged by the Fund and what portion, if any, of the assets of the Fund shall be held uninvested, and
    (iii) make changes in the investments of the Fund. The Manager also shall manage, supervise and conduct the other affairs and business of the Fund and matters incidental thereto, subject always to the control of the Board of Directors of the Fund, and to the provisions of the Articles of Amendment and Restatement (the "Articles of Incorporation") and By-laws of the Fund, the Prospectuses of the Fund, and the 1940 Act, in each case as from time to time amended and in effect. Subject to the foregoing, the Manager shall have the authority to engage one or more sub-advisers in connection with the management of the Fund, which sub-advisers may be affiliates of the Manager.

        (b) Office Space and Facilities. The Manager shall furnish the Fund office space in the offices of the Manager, or in such other place or places as may be agreed upon from time to time, and all necessary office facilities, simple business equipment, supplies, utilities and telephone service for managing the affairs and investments of the Fund.

        (c) Regulatory Reports. The Manager shall furnish to the Fund necessary assistance in:

            (i) the preparation of all reports now or hereafter required by federal or other laws; and

            (ii) the preparation of prospectuses, registration statements and amendments thereto that may be required by federal or other laws or by the rules or regulations of any duly authorized commission or administrative body.

        (d) Services of Personnel. The Manager shall provide all necessary executive and administrative personnel for managing the affairs of the Fund, including personnel to perform clerical, bookkeeping, accounting and other office functions. These services are exclusive of the bookkeeping and accounting services of any dividend disbursing agent, transfer agent, registrar or custodian. The Manager shall compensate all personnel, officers and directors of the Fund if such persons are also employees of the Manager or its affiliates.

        In providing services of the type contemplated by the foregoing paragraphs (c) and (d), the Manager shall be entitled to retain the services of one or more accounting, consulting or similar firms, provided that the Manager shall pay all fees and expenses of any firms so retained and shall remain responsible for the provision of the services described herein.

        (e) Fidelity Bond. The Manager shall arrange for providing and maintaining a bond issued by a reputable insurance company authorized to do business in the place where the bond is issued against larceny and embezzlement covering each officer and employee of the Fund who may singly or jointly with others have access to funds or securities of the Fund, with direct or indirect authority to draw upon such funds or to direct generally the disposition of such funds. The bond shall be in such reasonable amount as a majority of the directors who are not "interested persons" of the Fund, as defined in the 1940 Act, shall determine, with due consideration given to the aggregate assets of the Fund to which any such officer or employee may have access. The premium for the bond shall be payable by the Fund in accordance with paragraph 3(m).

        (f) Portfolio Transactions. The Manager shall place all orders for the purchase and sale of portfolio securities for the account of the Fund with brokers or dealers selected by the Manager, although the Fund will pay the actual brokerage commissions on portfolio transactions in accordance with paragraph 3(d).

    In placing portfolio transactions for the Fund, it is recognized that the Manager will give primary consideration to securing the most favorable price and efficient execution. Consistent with this policy, the Manager may consider the financial responsibility, research and investment information and other services provided by brokers or dealers who may effect or be a party to any such transaction or other transactions to which other clients of the Manager may be a party. It is understood that neither the Fund nor the Manager has adopted a formula for allocation of the Fund's investment transaction business. It is also understood that it is desirable for the Fund that the Manager have access to supplemental investment and market research and security and economic analysis provided by brokers who may execute brokerage transactions at a higher cost to the Fund than would otherwise result when allocating brokerage transactions to other brokers on the basis of seeking the most favorable price and efficient execution. Therefore, the Manager is authorized to place orders for the purchase and sale of securities for the Fund with such brokers, subject to review by the Fund's Board of Directors from time to time with respect to the extent and continuation of this practice. It is understood that the services provided by such brokers may be useful or beneficial to the Manager in connection with its services to other clients.

    On occasions when the Manager deems the purchase or sale of a security to be in the best interest of the Fund as well as other clients, the Manager, to the extent permitted by applicable laws and regulations, may, but shall be under no obligation to, aggregate the securities to be so sold or purchased in order to obtain the most favorable price or lower brokerage commissions and efficient execution. In such event, allocation of the securities so purchased or sold, as well as the expenses incurred in the transaction will be made by the Manager in the manner it considers to be the most equitable and consistent with its fiduciary obligations to the Fund and to such other clients.

    3. ALLOCATION OF EXPENSE.

    Except for the services and facilities to be provided by the Manager as set forth in paragraph 2 above, the Fund assumes and shall pay all expenses for all other Fund operations and activities and shall reimburse the Manager for any such expenses incurred by the Manager. The expenses to be borne by the Fund shall include, without limitation:

        (a) all expenses of organizing the Fund;

        (b) the charges and expenses of (i) any registrar, stock transfer or dividend disbursing agent, shareholder servicing agent, custodian or depository appointed by the Fund for the safekeeping of its cash, portfolio securities and other property, including the costs of servicing shareholder investment accounts and bookkeeping, accounting and pricing services, provided to the Fund (other than those utilized by the Manager in providing the services described in Section 2), (ii) any agent engaged for the purposes of conducting auctions with respect to the Fund's taxable auction rate preferred stock, if any shall be issued, (iii) any institution serving as trustee with respect to the Fund's Senior Extendible Notes, and (iv) fees of any stock exchange or any rating agency responsible for rating outstanding securities of the Fund;

        (c) the charges and expenses of bookkeeping, accounting and auditors;

        (d) brokerage commissions and other costs incurred in connection with transactions in the portfolio securities of the Fund, including any portion of such commissions attributable to brokerage and research services as defined in Section 28(e) of the Securities Exchange Act of 1934;

        (e) taxes, including issuance and transfer taxes, and corporate registration, filing or other fees payable by the Fund to federal, state or other governmental agencies;

        (f) expenses, including the cost of printing certificates, relating to the issuance of securities of the Fund;

        (g) expenses involved in registering and maintaining registrations of the Fund and of its securities with the Securities and Exchange Commission and various states and other jurisdictions, including reimbursement of actual expenses incurred by the Manager or others in performing such functions for the Fund, and including compensation of persons who are employees of the Manager, in proportion to the relative time spent on such matters;

        (h) expenses of shareholders' and directors' meetings, including meetings of committees, and of preparing, printing and mailing proxy statements, quarterly reports, semi-annual reports, annual reports and other communications to existing security holders;

        (i) expenses of preparing and printing prospectuses and marketing materials;

        (j) compensation and expenses of directors who are not affiliated with the Manager;

        (k) charges and expenses of legal counsel in connection with matters relating to the Fund, including, without limitation, legal services rendered in connection with the Fund's corporate and financial structure and relations with its security holders, issuance of shares of the Fund and registration and qualification of securities under federal, state and other laws;

        (l) the cost and expense of maintaining the books and records of the Fund, including general ledger accounting;

        (m) insurance premiums on fidelity, errors and omissions and other coverages, including the expense of obtaining and maintaining a fidelity bond as required by Section 17(g) of the 1940 Act which may also cover the Manager;

        (n) expenses incurred in obtaining and maintaining any surety bond or similar coverage with respect to securities of the Fund;

        (o) interest payable on Fund borrowings;

        (p) such other non-recurring expenses of the Fund as may arise, including expenses of actions, suits or proceedings to which the Fund is a party and expenses resulting from the legal obligation which the Fund may have to provide indemnity with respect thereto; and

        (q) expenses and fees reasonably incidental to any of the foregoing specifically identified expenses.

    4. ADVISORY FEE.

    For the services and facilities to be provided by the Manager as set forth in paragraph 2 hereof, the Fund will pay to the Manager as full compensation therefor a fee at an annual rate of 0.65% of the Fund's net assets up to and including $175 million, 0.55% on the next $50 million, and 0.50% of the excess over $225 million (which for purposes hereof, shall mean (a) the average weekly value of the total assets of the Fund, minus (b)(i) accrued liabilities of the Fund (other than the principal amount of the Fund's "senior securities representing indebtedness" (as defined in the 1940 Act)), not to exceed $50 million, and not including the aggregate liquidation preference of the Fund's outstanding preferred stock (the "Preferred Stock"), if any, and (ii) accumulated and unpaid dividends on the Preferred Stock). The fee to the Manager will be computed weekly and will be paid to the Manager monthly as soon as practicable following the end of each month.

    In the case of commencement or termination of this Agreement during any month, the fee with respect to such month shall be adjusted proportionately.

    5. EXPENSE LIMITATION.

    The Manager agrees that if the total expenses of the Fund (exclusive of interest, taxes, brokerage expenses and extraordinary items such as litigation expenses) for any fiscal year of the Fund exceed the lowest expense limitation imposed by any jurisdiction to which the Fund is then subject, if any, the Manager will pay or reimburse the Fund for that excess up to the amount of its advisory fees payable with respect to the Fund during that fiscal year. The amount of the monthly advisory fee payable by the Fund under paragraph 4 hereof shall be reduced to the extent that the monthly expenses of the Fund, on an annualized basis, would exceed the foregoing limitation. At the end of each fiscal year of the Fund, if the aggregate annual expenses chargeable to the Fund for that year exceed the foregoing limitation based upon the average of the monthly average net asset values of the Fund for the year, the Manager will promptly reimburse the Fund for the amount of such excess to the extent not already reimbursed by reduction of the monthly advisory fee, but if such expenses are within the foregoing limitation, any excess amount previously withheld from the monthly advisory fee during that fiscal year will be promptly paid over to the Manager.

    In the event that this Agreement (i) is terminated as of a date other than the last day of the fiscal year of the Fund or (ii) commences as of a date other than the first day of the fiscal year of the Fund, then the expenses of the Fund shall be annualized and the Manager shall pay to, or receive from, the Fund a pro rata portion of the amount that the Manager would have been required to pay or would have been entitled to receive, if any, had this Agreement been in effect with respect to the Fund for the full fiscal year.

    6. RELATIONS WITH FUND.

    Subject to and in accordance with the Articles of Incorporation and Bylaws of the Fund and the organizational documents of the Manager, it is understood that Directors, officers, agents and shareholders of the Fund are or may be interested in the Manager (or any successor thereof) as directors, officers or otherwise, that partners, officers and agents of the Manager (or any successor thereof) are or may be interested in the Fund as Directors, officers, agents, shareholders or otherwise, that the Manager (or any such successor thereof) is or may be interested in the Fund as a shareholder or otherwise.

    7. LIABILITY OF MANAGER.

    The Manager shall not be liable to the Fund for any error of judgment or mistake of law or for any loss suffered by the Fund in connection with the matters to which this Agreement relates; provided, however, that no provision of this Agreement shall be deemed to protect the Manager against any liability to the Fund or its shareholders to which it might otherwise be subject by reason of any willful misfeasance, bad faith or gross negligence in the performance of its duties, or the reckless disregard of its obligations and duties under this Agreement, nor shall any provision hereof be deemed to protect any director or officer of the Fund against any such liability to which he might otherwise be subject by reason of any willful misfeasance, bad faith or gross negligence in the performance of his duties or the reckless disregard of his obligations and duties. The Fund hereby agrees to indemnify and hold harmless the Manager and each of its agents, employees, officers, directors and stockholders from and against any and all liabilities arising in connection with the performance of this Agreement other than liabilities arising as a result of any willful misfeasance, bad faith, gross negligence or reckless disregard of obligations and duties on the part of the Manager or any such agent, employee, officer, director or stockholder.

    8. DURATION AND TERMINATION OF THIS AGREEMENT.

        (a) Duration. This Agreement shall become effective on the date first set forth above, such date being the date on which this Agreement has been executed. Unless terminated as herein provided, this Agreement shall remain in full force and effect until the date which is two years after the effective date of this Agreement. Subsequent to such initial period of effectiveness this Agreement shall continue in full force and effect, subject to Section 8(c), for successive one-year periods so long as such continuance is approved at least annually (a) by either the directors of the Fund or by vote of a majority of the outstanding voting securities (as defined in the 1940 Act) of the Fund, voting as a single class, and (b) in either event, by the vote of a majority of the directors of the Fund who are not parties to this Agreement or "interested persons" (as defined in the 1940 Act) of any such party, cast in person at a meeting called for the purpose of voting on such approval. Notwithstanding the foregoing provisions of this Section 8(a), the continuance of this Agreement is subject to the approval of this Agreement, by a majority of the outstanding voting securities (as defined in the 1940 Act) of the Fund, voting as a single class, at the initial meeting of shareholders after the date of this Agreement.

        (b) Amendment. No provision of this Agreement may be changed, waived, discharged or terminated orally, but only by an instrument in writing signed by the party against which enforcement of the change, waiver, discharge or termination is sought, and no amendment of this Agreement shall be effective until approved by vote of the holders of a majority of the outstanding voting securities (as defined in the 1940 Act) of the Fund, voting as a single class.

        (c) Termination. This Agreement may be terminated at any time, without payment of any penalty, by vote of the Directors or by vote of a majority of the outstanding voting securities (as defined in the 1940 Act) of the Fund, voting as a single class, or by the Manager, in each case on not more than sixty (60) days' nor less than thirty (30) days' prior written notice to the other party.

        (d) Automatic Termination. This Agreement shall automatically and immediately terminate in the event of its assignment (as defined in the 1940
    Act).

    9. SERVICES NOT EXCLUSIVE.

    The services of the Manager to the Fund hereunder are not to be deemed exclusive, and the Manager shall be free to render similar services to others so long as its services hereunder are not impaired hereby.

    10. PRIOR AGREEMENTS SUPERSEDED.

    This Agreement supersedes any prior agreement relating to the subject matter hereof between the parties hereto.

    11. NOTICES.


    Notices under this Agreement shall be in writing and shall be addressed, and delivered or mailed postage prepaid, to the other party at such address as such other party may designate from time to time for the receipt of such notices. Until further notice to the other party, the address of each party to this Agreement for this purpose shall be 1150 Galleria Tower, 13455 Noel Road LB #45, Dallas, Texas 75240.


    12. GOVERNING LAW; COUNTERPARTS.

    This Agreement shall be construed in accordance with the laws of the State of New York. If any provision of this Agreement shall be held or made invalid by a court decision, statute, rule or otherwise, the remainder of this Agreement shall not be affected thereby. This Agreement may be executed in any number of counterparts, each of which shall be deemed to be an original, but such counterparts shall, together, constitute only one instrument.

    13. MISCELLANEOUS.

    The Manager agrees to advise the Fund of any change of its membership (which shall mean its general partner) within a reasonable time after such change. If the Manager enters into a definitive agreement that would result in a change of control (within the meaning of the 1940 Act) of the Manager, it agrees to give the Fund the lesser of sixty days' notice or such notices as is reasonably practicable before consummating the transaction.

    IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed as of the date first set forth above.

                                  HIGHLAND CAPITAL MANAGEMENT, L.P.


                                  By: Strand Advisors, Inc., its general
                                  partner

                                  By: --------------------
                                          James Dondero


                                  PROSPECT STREET HIGH INCOME
                                  PORTFOLIO INC.

                                  By: --------------------
                                          John A. Frabotta

                   PROSPECT STREET HIGH INCOME PORTFOLIO INC.
              Special Meeting of Stockholders - December 17, 1999 -
                 Proxy Solicited on Behalf of Board of Directors


      The undersigned holder of shares of Common Stock of Prospect Street High Income Portfolio Inc., a Maryland corporation (the "Fund"), hereby appoints Richard E. Omohundro, Jr. and John A. Frabotta, and each of them, with full power of substitution and revocation, as proxies to represent the undersigned at the Special Meeting of Stockholders of the Fund to be held at the offices of Mintz, Levin, Cohn, Ferris, Glovsky and Popeo, P.C., One Financial Center, Boston, Massachusetts 02111, on December 17, 1999 at 10:00 a.m., and at any and all adjournments thereof, and thereat to vote all shares of Common Stock of the Fund which the undersigned would be entitled to vote, with all powers the undersigned would possess if personally present, in accordance with the instructions on this proxy.


Please mark the boxes in blue or black ink.

1. With respect to the proposal to approve a new investment advisory agreement between the Fund and Highland Capital Management, L.P. ("Highland Capital") to take effect upon the closing of the acquisition of certain assets of Prospect Street Investment Management Co., Inc. by Highland Capital.

FOR  [ ]             AGAINST  [ ]          ABSTAIN  [ ]

2. GRANTING [ ] WITHHOLDING [ ] authority to vote for the election as Directors of all the nominees listed below: James Dondero, Mark Okada, John William Honis, Timothy K. Hui, Scott F. Kavanaugh and James F. Leary.

--------------------------------------------------------------------------------

(Instructions: To withhold authority to vote for any individual nominee, write such nominee's name in the space provided above.)

                              Dated:____________________, 1999

                              __________________________
                              Signature


                              __________________________
                              Signature

                                  Please sign exactly as name or names
                                  appear on this proxy.

                                  If stock is held jointly, each holder
                                  should sign. If signing as attorney,
                                  trustee, executor, administrator,
                                  custodian, guardian or corporate
                                  officer, please give full title.



WHEN THIS PROXY IS PROPERLY EXECUTED, THE SHARES REPRESENTED HEREBY WILL BE VOTED AS SPECIFIED. IF NO SPECIFICATION IS MADE, THIS PROXY WILL BE VOTED FOR THE APPROVAL OF THE NEW ADVISORY AGREEMENT AND THE ELECTION OF ALL NOMINEES AS DIRECTORS, AND ANY ADJOURNMENT THEREOF. THE UNDERSIGNED ACKNOWLEDGES RECEIPT OF THE ACCOMPANYING NOTICE OF SPECIAL MEETING AND PROXY STATEMENT.